Filed pursuant to Rule 497(c)
Registration Nos. 333-7305
811-7685

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Total Return Bond Fund
Frontegra Opportunity Fund
Frontegra Investment Grade Bond Fund

Frontegra Asset Management, Inc.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

October 26, 2001

Frontegra Funds, Inc.

c/o Firstar Mutual Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Total Return Bond Fund (the "Total Return Bond Fund"), the Frontegra Opportunity Fund (the "Opportunity Fund") and the Frontegra Investment Grade Bond Fund (the "Investment Grade Bond Fund") are each a series of Frontegra Funds, Inc., (the "Company").

The investment objective of the Total Return Bond Fund is a high level of total return, consistent with the preservation of capital. The Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.

The investment objective of the Opportunity Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

The investment objective of the Investment Grade Bond Fund is a high level of total return, consistent with the preservation of capital. The Fund invests primarily in investment grade fixed income securities of varying maturities.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds. Please read it carefully and keep it for future reference.

TABLE OF CONTENTS

The Frontegra Funds at a Glance	1
Fees and Expenses of the Funds	4
Principal Investment Strategy - Total Return Bond Fund	5
Implementation of Principal Investment Strategy - Total Return Bond Fund	5
Principal Investment Strategy - Opportunity Fund	7
Implementation of Principal Investment Strategy - Opportunity Fund	7
Principal Investment Strategy - Investment Grade Bond Fund	8
Implementation of Principal Investment Strategy - Investment Grade Bond Fund	8
Prior Performance of Reams	9
Financial Highlights	12
Fund Management	17
Your Account	18
Exchange Privilege	19
Valuation of Fund Shares	20
Tax-Sheltered Retirement Plans	20
Dividends, Capital Gain Distributions and Tax Treatment	20

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information ("SAI"), which is available upon request. The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FRONTEGRA FUNDS AT A GLANCE

THE FRONTEGRA TOTAL RETURN BOND FUND

Investment Objective. The Total Return Bond Fund's goal, also referred to as its investment objective, is a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy. The Fund seeks to achieve its goal through investment in a diversified portfolio of fixed income securities of varying maturities. When making purchase decisions, the Fund's subadviser, Reams Asset Management Company, LLC ("Reams"), looks for securities that it believes are undervalued in the fixed income market. In addition, Reams structures the Fund so that the overall portfolio has an average life (referred to as "duration") of between four and six years based on market conditions.

Reams uses a two-step process in managing the Fund. First, Reams evaluates market attractiveness to establish a measure of the portfolio's duration. Next, Reams assembles the Fund's portfolio from the best available values based on analysis by the portfolio management team.

Although the Fund will invest primarily in investment grade fixed income securities, the Fund may invest up to 25% of its net assets in non-investment grade fixed income securities (junk bonds).

THE FRONTEGRA OPPORTUNITY FUND

Investment Objective. The Opportunity Fund's goal, also referred to as its investment objective, is capital appreciation.

Principal Investment Strategy. The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with small market capitalizations. For this purpose, a small capitalization company would typically have a market capitalization of $1.5 billion or less. In constructing a portfolio for the Fund, Reams uses a value-oriented discipline. The portfolio management team selects securities with the highest expected rates of return based on its focus list of companies meeting certain valuation criteria. Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary receipts, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets in these securities. Under unusual circumstances, as a temporary defensive technique, the Fund may invest up to 100% of its total assets in cash and short-term fixed income securities. When so invested, the Fund may not achieve its investment objective.

THE FRONTEGRA INVESTMENT GRADE BOND FUND

Investment Objective. The Investment Grade Bond Fund's goal, also referred to as its investment objective, is a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy. The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of investment grade debt securities of varying maturities. In selecting securities for the Fund, Reams starts with a universe of investment grade bonds, which are bonds that are rated BBB or higher. Reams then looks for securities it believes are undervalued in the fixed income market.

Reams uses a two-step process in managing the Fund. First, Reams evaluates market attractiveness to establish a measure of the portfolio's duration. The Fund's duration will normally vary between four and six years. Next, Reams assembles the Fund's portfolio from the best available values based on analysis by the portfolio management team.

Principal Risk Factors. The main risks of investing in the Funds are:

Total Return Bond, Opportunity and Investment Grade Bond Funds

Market Risks. Each Fund's investments are subject to market risk, so that the value of the Fund's investments may decline. If the value of the Fund's investments goes down, you may lose money. The share price of the Funds is expected to fluctuate. Your shares at redemption may be worth more or less than your initial investment.

Total Return Bond and Investment Grade Bond Funds

Individual Bond Risks. The Total Return Bond and Investment Grade Bond Funds' investments are subject to the risks inherent in individual bond selections. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices.

Maturity Risk. The Total Return Bond and Investment Grade Bond Funds will invest in bonds of varying maturities. A bond's maturity is one indication of the interest rate exposure of a security. Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk. Individual issues of fixed income securities in the Total Return Bond and Investment Grade Bond Funds may also be subject to the credit risk of the issuer.

Prepayment Risk. The Total Return Bond and Investment Grade Bond Funds may invest in mortgage- and asset-backed securities which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Opportunity Fund

Stock Selection Risks. The stocks selected for the Opportunity Fund may decline in value or not increase in value when the stock market in general is rising.

Small Cap Risks. Because the Opportunity Fund will invest primarily in small capitalization stocks, which are more volatile than investments in larger companies, you should expect that the value of the Fund's shares will be more volatile than the shares of a fund that invests in medium or large capitalization companies.

Total Return Bond Fund

Junk Bond Risk. The Total Return Bond Fund may invest up to 25% of its net assets in non-investment grade debt securities (commonly referred to as junk bonds). Junk bonds involve greater interest rate and credit quality risks than investment grade securities. Junk bonds are also subject to additional special risks, including the possibility of default or bankruptcy by the issuer.

Who Should Invest. The Funds are suitable for long-term investors only and are not designed as short-term investment vehicles.

The Total Return Bond Fund may be an appropriate investment for you if you:

    Seek long-term preservation of capital; and
    Want to include a bond fund in your portfolio.

The Opportunity Fund may be an appropriate investment for you if you:

    Seek capital appreciation; and
    Want to include a small-cap fund in your portfolio.

The Investment Grade Bond Fund may be an appropriate investment for you if you:

    Seek long-term preservation of capital; and
    Want to include an investment grade bond fund in your portfolio.

Performance Bar Charts and Tables. The return information provided in the bar charts and tables that follows illustrates how each Fund's performance can vary, which is one indication of the risks of investing in a Fund. The information also provides some indication of the risks of investing in a Fund by showing how the Fund's average annual returns compare with a broad measure of market performance and/or returns of an index with similar investment objectives. Please keep in mind that a Fund's past performance does not necessarily represent how it will perform in the future. Performance information for the Investment Grade Bond Fund is not included because it has been in operation for less than a full calendar year.
Calendar Year Total Returns
[insert	1997	1998		1999		2000
bar chart ]	8.59% (TRBF)	8.43% (TRBF)	(10.13)% (Opp'y)	(0.14)% (TRBF)	3.23% (Opp'y)	13.48% (TRBF)	20.73% (Opp'y)

The calendar year-to-date return of the Total Return Bond Fund through September 30, 2001 was 8.35%.

The calendar year-to-date return of the Opportunity Fund through September 30, 2001 was (3.39)%.

Best and Worst Quarterly Performance
(During the periods shown above)
Fund name	Best quarter return	Worst quarter return
Total Return Bond Fund	3.89% (1st quarter, 2001)	(0.88)% (1st quarter, 1997)
Opportunity Fund	23.20% (2nd quarter, 1999)	(17.39)% (3rd quarter, 1998)

Average Annual Total Returns
(For the calendar year ended December 31, 2000)
Fund/Index	One Year	Since Inception
Total Return Bond Fund	13.48%	7.09% (11/25/96)
Lehman Brothers Aggregate Bond Index(1)	11.63%	6.88%
Opportunity Fund	20.73%	5.80% (7/31/97)
Russell 2000 Index(2)	(3.03)%	5.88%
Russell 2000 Value Index(3)	22.83%	6.67%
(1)

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

(2)

The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small domestic stocks. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)

The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth rates. For the calendar year ended December 31, 1999, the Opportunity Fund compared its performance to the Russell 2000 Index. The Opportunity Fund now compares its performance to the Russell 2000 Value Index because the securities selected by the Opportunity Fund more closely resemble those in the Russell 2000 Value Index than those in the Russell 2000 Index.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you will pay if you buy and hold shares of a Fund.
	Total Return Bond Fund	Opportunity Fund	Investment Grade Bond Fund
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)

Management Fees	0.40%	0.65%	0.42%
Distribution (12b-1) Fees	NONE	NONE	NONE
Other Expenses(3)	0.205%	0.68%	0.36%
Total Annual Fund Operating Expenses(3)	0.605%	1.33%	0.78%

Fee Waiver/Expense Reimbursement	(0.18)%(4)	(0.43)%(4)	(0.36)%(5)
Net Expenses	0.425% ====	0.90% ====	0.42% =====

(1)	The Funds will charge a service fee of $15 for redemptions effected via wire transfer, and $25 for checks that do not clear.
(2)	Stated as a percentage of a Fund's average daily net assets.
(3)	"Other Expenses" and "Total Annual Fund Operating Expenses" for the Investment Grade Bond Fund are estimates for fiscal 2002.
(4)

Pursuant to expense cap agreements most recently amended on October 26, 2001 between the Funds' adviser, Frontegra Asset Management, Inc. ("Frontegra") and each Fund, Frontegra contractually agreed to waive its management fee and/or reimburse each Fund's operating expenses to the extent necessary to ensure that (i) the Total Return Bond Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets and (ii) the Opportunity Fund's total operating expenses do not exceed 0.90% of the Fund's average daily net assets. The expense cap agreements for the Total Return Bond and Opportunity Funds will terminate on December 31, 2002 unless extended by Frontegra and those Funds. "Other Expenses" are presented before any waivers or expense reimbursements.

(5)

Pursuant to an expense cap agreement dated January 31, 2001, as amended February 23, 2001, Frontegra contractually agreed to waive its management fee and/or reimburse the Investment Grade Bond Fund's operating expenses to the extent necessary to ensure that the Investment Grade Bond Fund's total operating expenses do not exceed 0.30% of the Fund's average daily net assets through February 23, 2002. The expense cap agreement for the Investment Grade Bond Fund will be amended on February 23, 2002 to provide for an expense cap of 0.42% of the Fund's average daily net assets and will terminate on December 31, 2002 unless extended by Frontegra and the Fund. "Other Expenses" are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreements. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years	5 Years	10 Years
Total Return Bond Fund	$43	$176	$320	$ 739
Opportunity Fund	$92	$379	$688	$1,564
Investment Grade Bond Fund	$35	$205

PRINCIPAL INVESTMENT STRATEGY - TOTAL RETURN BOND FUND

The Total Return Bond Fund will seek, under normal market conditions, to achieve its investment objective by investing in a diversified portfolio of fixed income securities of varying maturities. The Fund will invest at least 65% of its net assets in bonds. The Fund considers a bond to be any debt instrument. These instruments include: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its net assets in fixed income securities that are rated below investment grade. Investment grade fixed income securities include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by Standard & Poor's ("S&P").

The portfolio duration of the Fund will normally fall between four and six years based on market conditions. Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

As the Total Return Bond Fund's subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. Reams employs a two-step process in managing the Fund. The first step is to establish the portfolio's duration, or interest rate sensitivity. Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams' estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage portfolios with duration greater than the market duration. If the current real rate is less than historical norms, the market is considered overvalued and Reams will run defensive portfolios. Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments. The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The team compares these investment opportunities and assembles the Fund's portfolio from the best available values. Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. Reams' strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY - TOTAL RETURN BOND FUND

Fixed Income Securities. The Total Return Bond Fund may invest in a wide variety of fixed income securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund's income to decline.

Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Principal Risks: In general, the longer the maturity of a fixed income security, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on increased risk, issuers deemed to be less creditworthy generally must offer investors higher interest rates than issuers with better credit ratings.

Non-Investment Grade Debt Securities (Junk Bonds). The Fund may invest up to 25% of its net assets in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although it is not precluded from doing so, the Fund generally does not invest in junk bonds rated below "BB" by S&P.

Principal Risks: Junk bond securities tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

Mortgage- and Other Asset-Backed Securities. The Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not mortgage loans. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Principal Risks: The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. If the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Portfolio Turnover. The portfolio turnover rate for the Fund ranged from approximately 83% to 635% for the past three fiscal years and/or fiscal periods. The portfolio turnover rate indicates changes in the Fund's securities holdings. Although the Fund does not engage in frequent trading as a principal investment strategy, from time to time the Fund may experience a high portfolio turnover rate due to an increase in its assets and/or more trading in response to volatility in the fixed income markets.

Principal Risks: If the Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities.

PRINCIPAL INVESTMENT STRATEGY - OPPORTUNITY FUND

Under normal market conditions, the Opportunity Fund will seek to achieve its investment objective by investing at least 65% of its total assets in equity securities of those companies with a market capitalization of $1.5 billion or less at the time of the Fund's investment. The Fund will invest at least 80% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service or BBB or higher by S&P or Fitch, Inc.

As the Opportunity Fund's subadviser, Reams uses a value-oriented discipline. Reams evaluates the small-cap market by using a number of valuation criteria, including both current and historical measures, for ratios comparing price to earnings, price to book value and price to sales. The portfolio management team then constructs a focus list based in part on each company's competitive position, capital structure, cash flow and management. The team then determines a target price for the stock, thus providing a specific expected rate of return. The approximately 50 securities with the highest expected rates of return would be among those securities selected for the Fund's portfolio. Reams constructs a portfolio using a bottom-up analysis. On average, a security will be held by the Fund for approximately 12 months. Ultimately, securities will be sold due to the emergence of superior alternatives. A holding will become "inferior" if (i) it reaches Reams' target price, thus lowering its expected rate of return; (ii) it experiences a negative change in fundamentals, also lowering its expected return; or (iii) higher ranking securities emerge based on their expected rates of return.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY - OPPORTUNITY FUND

Common Stocks and Other Equity Securities. The Opportunity Fund will invest at least 80% of its net assets in common stocks and other equity securities. Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.

Principal Risks: Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Small Companies. The Fund will normally invest at least 65% of its total assets in small companies. Small companies have a market capitalization of $1.5 billion or less at purchase.

Principal Risks: While smaller companies may have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. An investment in the Opportunity Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger companies.

Temporary Strategies. The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market or economic conditions. To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund will seek, under normal market conditions, to achieve its investment objective by investing in a diversified portfolio of investment grade fixed income securities of varying maturities. The Fund will invest at least 65% of its net assets in bonds. The Fund considers a bond to be any debt instrument. These instruments include: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; and repurchase agreements.

The Fund will invest in investment grade fixed income securities, which include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by S&P.

The portfolio duration of the Fund will normally fall between four and six years based on market conditions. Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

As the Investment Grade Bond Fund's subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. Reams employs a two-step process in managing the Fund. The first step is to establish the portfolio's duration, or interest rate sensitivity. Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams' estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage portfolios with duration greater than the market duration. If the current real rate is less than historical norms, the market is considered overvalued and Reams will run defensive portfolios. Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments. The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The team compares these investment opportunities and assembles the Fund's portfolio from the best available values. Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. Reams' strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY - INVESTMENT GRADE BOND FUND

Fixed Income Securities. The Investment Grade Bond Fund may invest in a wide variety of investment grade fixed income securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund's income to decline.

Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Principal Risks: In general, the longer the maturity of a fixed income security, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on increased risk, issuers deemed to be less creditworthy generally must offer investors higher interest rates than issuers with better credit ratings.

Mortgage- and Other Asset-Backed Securities. The Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not mortgage loans. Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Principal Risks: The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. If the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

PRIOR PERFORMANCE OF REAMS

The following tables show the historical composite performance data for all of Reams' private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Total Return Bond Fund, known as the Reams Fixed Income Composite; the historical composite performance data for all of Reams' private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Opportunity Fund, known as the Reams Small Capitalization Value Equity Composite; and the historical composite performance data for all of Reams' private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Investment Grade Bond Fund, known as the Reams Investment Grade Fixed Income Composite (collectively, the "Composites").

The Composites are not subject to the same types of expenses to which the Funds are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Internal Revenue Code of 1986, as amended and the Investment Company Act of 1940, as amended, respectively. Consequently, the performance results for the Composites could have been adversely affected if the accounts included in the Composites had been regulated under the federal security and tax laws. The data is provided to illustrate the past performance of Reams in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Funds. You should not consider this performance data as an indication of the future performance of the Funds or Reams.

All of the performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Composites, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. No leveraged positions were used. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. The monthly returns are linked to derive an annual total return. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the respective Fund expenses. Accordingly, if the Total Return Bond, Opportunity and Investment Grade Bond Funds' expenses had been deducted from the relevant Composite's returns, the returns would be lower than those shown.

The investment results of the Reams Fixed Income Composite and the Reams Small Capitalization Composite are Level 1 AIMR compliant. AIMR has not been involved in the preparation or review of this information. The results of the Composites are not intended to predict or suggest the future returns of the Funds.

Reams Asset Management Company, LLC

Reams Fixed Income Composite Performance History: 6/1/81-9/30/01(1)

Periods Ended 9/30/01	Reams Fixed Income Composite Total Return	Lehman Brothers Aggregate Bond Index(2)
1 Year	11.91%	12.95%
5 Years	8.74%	8.06%
10 Years	8.84%	7.76%
From Inception(3)	13.41%	10.73%

(1)	For the Total Return Bond Fund's performance, see the return information under "The Frontegra Funds at a Glance."
(2)

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

(3)	The Composite commenced operations on June 1, 1981.

Average Annualized Return in Percent: 6/1/81-9/30/01
Reams Fixed Income Composite Performance Lehman Brothers Aggregate Bond Index	13.41% 10.73%

Reams Small Capitalization Value Equity Composite Performance History: 1/1/95-9/30/01(1)

Periods Ended 9/30/01	Reams Small Capitalization Composite Total Return	Russell 2000 Value Index(2)
1 Year	7.10%	5.61%
5 Years	10.53%	9.91%
From Inception(3)	13.55%	12.57%

(1)	For the Opportunity Fund's performance, see the return information under "The Frontegra Funds at a Glance."
(2)

The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index, an unmanaged index generally representative of the U.S. market for small domestic stocks, which have lower price-to-book ratios and lower forecasted growth rates.

(3)	The Composite commenced operations on January 1, 1995.

Average Annualized Return in Percent: 1/1/95-9/30/01
Reams Small Capitalization Composite Performance Russell 2000 Value Index	13.55% 12.57%

Reams Investment Grade Fixed Income Composite: 9/1/92-9/30/01(1)

Periods Ended 9/30/01	Reams Investment Grade Fixed Income Composite Total Return	Lehman Brothers Aggregate Bond Index(2)
1 Year	13.20%	12.95%
5 Years	8.57%	8.06%
From Inception(3)	7.68%	7.31%

(1)	Return information for the Investment Grade Bond Fund is not included in this Prospectus because it has been in operation for less than a full calendar year.
(2)

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

(3)	The Composite commenced operations on September 1, 1992.

Average Annualized Return in Percent: 9/1/92-9/30/01
Reams Investment Grade Fixed Income Composite Performance Lehman Brothers Aggregate Bond Index	7.68% 7.31%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance from its commencement of operations to June 30, 2001. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund for the stated periods (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

FRONTEGRA TOTAL RETURN BOND FUND	Year Ended June 30, 2001	Year Ended June 30, 2000	Eight Months Ended June 30, 1999(2)	Year Ended October 31, 1998	November 25, 1996(1) to October 31, 1997

Net Asset Value, Beginning of Period	$29.36	$29.34	$31.38	$30.85	$30.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	1.74	1.90	1.29	1.75	1.37
Net realized and unrealized gain (loss) on investments	1.68	0.02	(1.18)	0.59	0.70
Total Income From Investment Operations	3.42	1.92	0.11	2.34	2.07

LESS DISTRIBUTIONS PAID:
From net investment income	(1.74)	(1.90)	(1.44)	(1.75)	(1.22)
From net realized gain on investments	(0.03)	-	(0.71)	(0.06)	-
Total Distributions Paid	(1.77)	(1.90)	(2.15)	(1.81)	(1.22)

Net Asset Value, End of Period	$31.01 =====	$29.36 =====	$29.34 =====	$31.38 =====	$30.85 =====

Total Return(3)	11.87%	6.78%	0.32%	7.79%	7.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$167,191	$70,435	$48,413	$48,457	$39,096
Ratio of expenses to average net assets(4)(5)	0.425%	0.43%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets(4)(5)	6.47%	6.82%	6.37%	5.79%	6.02%
Portfolio turnover rate(3)	635%	438%	83%	131%	202%

(1)	Commencement of operations.
(2)	Effective June 30, 1999, the Company's fiscal year-end was changed from October 31 to June 30.
(3)	Not annualized for periods less than a full year.
(4)

Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.605%, 0.71%, 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 6.29%, 6.54%, 6.05%, 5.51% and 5.25% for the periods ended June 30, 2001, June 30, 2000, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.

(5)	Annualized.

FRONTEGRA OPPORTUNITY FUND	Year Ended June 30, 2001	Year Ended June 30, 2000	Eight Months Ended June 30, 1999(2)	Year Ended October 31, 1998	July 31, 1997(1) to October 31, 1997
Net Asset Value, Beginning of Period	$28.21	$32.02	$27.93	$32.22	$30.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.27	0.07	0.26	0.04
Net realized and unrealized gain (loss) on investments	8.84	(2.44)	4.23	(4.52)	2.18
Total Income (Loss) from Investment Operations	9.26	(2.17)	4.30	(4.26)	2.22
LESS DISTRIBUTIONS PAID:
From net investment income	(0.45)	(0.22)	(0.21)	(0.03)	-
From net realized gain on investments	-	(1.42)	-	-	-
Total Distributions Paid	(0.45)	(1.64)	(0.21)	(0.03)	-
Net Asset Value, End of Period	$37.02 =====	$28.21 =====	$32.02 =====	$27.93 =====	$32.22 =====
Total Return(3)	33.02%	(6.67)%	15.49%	(13.24)%	7.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$18,387	$18,204	$17,211	$6,827	$5,900
Ratio of expenses to average net assets(4)(5)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets(4)(5)	1.05%	0.97%	1.00%	0.92%	2.61%
Portfolio turnover rate(3)	81%	64%	38%	54%	9%

(1)	Commencement of operations.
(2)	Effective June 30, 1999, the Company changed its fiscal year-end from October 31 to June 30.
(3)	Not annualized for periods less than a full year.
(4)

Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.33%, 1.44%, 1.73%, 2.53% and 12.02% and the ratio of net investment income (loss) to average net assets would have been 0.62%, 0.43%, 0.17%, (0.71)% and (8.51)% for the periods ended June 30, 2001, June 30, 2000, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.

(5)	Annualized.

FRONTEGRA INVESTMENT GRADE BOND FUND	Period Ended June 30, 2001(1)

Net Asset Value, Beginning of Period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.18
Net realized and unrealized gain on investments	0.02
Total Income from Investment Operations	0.20

LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)
Total Distributions Paid	(0.18)

Net Asset Value, End of Period	$10.02 =====

Total Return(2)	1.98%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,242
Ratio of expenses to average net assets(3)(4)	0.30%
Ratio of net investment income to average net assets(3)(4)	5.21%
Portfolio turnover rate(2)	212%

(1)	The Fund commenced operations on February 23, 2001.
(2)	Not annualized for periods less than a full year.
(3)

Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.64% and the ratio of net investment income to average net assets would have been 2.87% for the period ended June 30, 2001.

(4)	Annualized.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998, December 31, 1999 and January 31, 2001 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into a subadvisory agreement under which Reams serves as the Total Return Bond, Opportunity and Investment Grade Bond Funds' portfolio manager. Frontegra provides office facilities for the Funds and pays the salaries, fees, and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

Adviser. The Company is managed by Frontegra, which supervises the management of each Fund's portfolio by the subadvisers and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Total Return Bond Fund compensates Frontegra at the annual rate of 0.40% of the Fund's average daily net assets; the Opportunity Fund compensates Frontegra at the annual rate of 0.65% of the Fund's average daily net assets; and the Investment Grade Bond Fund compensates Frontegra at the annual rate of 0.42% of the Fund's average daily net assets.

Pursuant to expense cap agreements most recently amended as of October 26, 2001, Frontegra contractually agreed to waive its management fee and/or reimburse a Fund's operating expenses to the extent necessary to ensure that the Total Return Bond Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets and the Opportunity Fund's total operating expenses do not exceed 0.90% of the Fund's average daily assets. Pursuant to an expense cap agreement dated January 31, 2001, as amended February 23, 2001, Frontegra contractually agreed to waive its management fee and/or reimburse the Investment Grade Bond Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.30% of its average daily net assets through February 23, 2002. The expense cap agreements for the Total Return Bond and Opportunity Funds will terminate on December 31, 2002 unless extended by the mutual agreement of the parties. The expense cap agreement for the Investment Grade Bond Fund will be amended on February 23, 2002 to provide for an expense cap of 0.42% of the Fund's average daily net assets and will terminate on December 31, 2002 unless extended by the mutual agreement of the parties. The expense cap agreements have the effect of lowering the overall expense ratio for a Fund and increasing the Fund's overall return to investors during the time any such amounts are waived and/or reimbursed.

Reams. Reams operated as a corporation (Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients. Reams is located at 227 Washington Street, Columbus, Indiana 47202-0727. Under the subadvisory agreement as amended August 2, 1999, May 8, 2000 and January 31, 2001, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.15% of the Total Return Bond Fund's average daily net assets, 0.45% of the Opportunity Fund's average daily net assets and 0.15% of the Investment Grade Bond Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Funds and Frontegra, and with the exception of defined contribution or 401(k) investments in the Funds, for initial investments of over $30 million in the Total Return Bond Fund and $15 million in the Opportunity Fund, Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments. Reams provides continuous advice and recommendations concerning the Funds' investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Reams seeks to obtain the best net results for each Fund. In addition to providing investment advisory services to the Funds, Reams serves as investment adviser to pension and profit-sharing plans, and other institutional investors. As of September 30, 2001, Reams had approximately $12.1 billion under management, which includes fixed income portfolios totaling approximately $11.8 billion and equity portfolios totaling approximately $334,000.

Total Return Bond Fund Portfolio Managers. The day-to-day management responsibilities for the Total Return Bond Fund's portfolio are primarily handled by a fixed income portfolio management team which is managed primarily by Mr. Robert A. Crider, Mr. Mark M. Egan and Mr. Todd Thompson. Mr. Crider has been Senior Vice President, Fixed Income Management, of Reams since April 1994 and was Senior Vice President, Fixed Income Management, of Reams Asset Management Company, Inc. from 1981 until March 1994. Mr. Egan has been a Portfolio Manager of Reams since April 1994 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Egan was a Portfolio Manager of National Investment Services until May 1990. Mr. Thompson has been a Portfolio Manager at Reams since July 2001. Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999. The fixed income portfolio managers implement decisions on a team basis with respect to the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the entire fixed income committee.

Opportunity Fund Portfolio Managers. The day-to-day management responsibilities for the Opportunity Fund's portfolio are primarily handled by an equity portfolio management team which has been managed primarily by Mr. Fred W. Reams and Mr. David R. Milroy since the Fund's inception. Since September 1999, Mr. Reams has been the Chairman of Reams. Mr. Reams was President of Reams from April 1994 until September 1999 and was President of Reams Asset Management Company, Inc. from its founding in 1981 until March 1994. Mr. Milroy has been Senior Vice President, Equity Management, of Reams since April 1994, was Vice President and Senior Vice President, Equity Management, of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Milroy was a Portfolio Manager of Loomis, Sayles & Co. from May 1985 until May 1990. The equity portfolio management team approves scenarios established for individual securities submitted by each analyst and makes the final buy and sell decisions.

Investment Grade Bond Fund Portfolio Managers. The day-to-day management responsibilities for the Investment Grade Bond Fund's portfolio are primarily handled by a fixed income portfolio management team which is managed primarily by Mr. Crider and Mr. Egan. Biographical information for Mr. Crider and Mr. Egan is set forth under "Total Return Bond Fund Portfolio Managers," above. The fixed income portfolio managers implement decisions on a team basis with respect to the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the entire fixed income committee.

Custodian, Transfer Agent and Administrator. Firstar Bank, N.A. acts as custodian of each Fund's assets. Firstar Mutual Fund Services, LLC serves as transfer agent for the Funds (the "Transfer Agent") and as the Funds' administrator. Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC are affiliated entities.

YOUR ACCOUNT

How to Purchase Shares. Shares of the Funds are sold on a continuous basis at net asset value. Each Fund's net asset value is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Each Fund's minimum initial investment is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Funds reserve the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

If you purchase shares of a Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000. You may purchase shares of the Funds by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by a Fund as a result. All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

In addition, you may purchase shares of the Funds by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

Firstar Bank, N.A.
ABA Number 042000013
For credit to Firstar Mutual Fund Services, LLC
Account Number 112-952-137
For further credit to Frontegra Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)
(identify Fund)

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000. You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares. You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after a Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Funds may hold payment of that portion of an investment which was made by check that has not been collected for up to 12 days. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption. To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $15 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees. Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination. Your account may be terminated by a Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000 as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage a Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

The price of a Fund's shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

TAX-SHELTERED RETIREMENT PLANS

The Company offers through its custodian, Firstar Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Funds on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time that you have held shares in the Fund. Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

The Total Return Bond and Investment Grade Bond Funds will usually distribute dividends quarterly and capital gains annually in December. The Opportunity Fund will usually distribute dividends and capital gains at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The Total Return Bond and Investment Grade Bond Funds expect that, because of their investment objectives, their distributions will consist primarily of income. The Opportunity Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains.

All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

If you do not furnish the Funds with your correct Social Security Number or Taxpayer Identification Number and/or a Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to you. You are urged to consult your own tax adviser.

DIRECTORS

William D. Forsyth III
Thomas J. Holmberg, Jr.
David L. Heald

OFFICERS

William D. Forsyth III
Thomas J. Holmberg, Jr.

INVESTMENT ADVISER

Frontegra Asset Management, Inc.
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

SUB-ADVISER

Reams Asset Management Company, LLC
227 Washington Street
Columbus, Indiana 47202-0727

CUSTODIAN

Firstar Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AGENT

Firstar Mutual Fund Services, LLC
For overnight deliveries, use:
Frontegra Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

For regular mail deliveries, use:
Frontegra Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

AUDITORS

Ernst & Young LLP
Sears Tower
233 S. Wacker Drive
Chicago, Illinois 60606-6301

LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, Wisconsin 53202

Additional information regarding the Company and the Funds is included in the Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. Further information about the Funds' investments is also available in the Company's annual and semi-annual reports to shareholders. The Company's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. You may receive the Funds' SAI, annual report and semi-annual report free of charge, request other information about the Funds and make shareholder inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company's 1940 Act File Number is 811-7685.

Filed pursuant to Rule 497(c)
Registration Nos. 333-7305
811-7685

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Growth Fund

Frontegra Asset Management, Inc.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

October 26, 2001

Frontegra Funds, Inc.

c/o Firstar Mutual Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

         The FRONTEGRA GROWTH FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., (the "Company").

         The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with mid- to large-sized market capitalizations.

         The Fund's investment objective may not be changed without shareholder approval.

         This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

TABLE OF CONTENTS

The Frontegra Growth Fund at a Glance	1
Fees and Expenses of the Fund	2
Principal Investment Strategy	3
Implementation of Principal Investment Strategy	3
Prior Performance of Northern	3
Financial Highlights	5
Fund Management	6
Your Account	7
Exchange Privilege	8
Valuation of Fund Shares	8
Tax-Sheltered Retirement Plans	9
Dividends, Capital Gain Distributions and Tax Treatment	9

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information ("SAI"), which is available upon request. The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FRONTEGRA GROWTH FUND AT A GLANCE

Investment Objective. The Fund's goal, also referred to as its investment objective, is long-term capital appreciation.

Principal Investment Strategy. The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with mid- to large-sized market capitalizations. For this purpose, a mid- to large-sized market capitalization company would typically have a market capitalization of $1.5 billion or more. In constructing a portfolio for the Fund, the Fund's subadviser, Northern Capital Management, LLC ("Northern"), selects securities with the highest expected rates of return based on Northern's analysis of each company's competitive position. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, depositary receipts and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets in these securities.

Principal Risk Factors. The main risks of investing in the Fund are:

Mid Cap Risks: Because the Fund will invest in mid-capitalization stocks, which are more volatile than investments in larger companies, you should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large capitalization companies.

Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may decline. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate. Your shares at redemption may be worth more or less than your initial investment.

Stock Selection Risks: The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Who Should Invest. The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle. The Fund may be an appropriate investment for you if you:

  Seek long-term capital appreciation; and
  Want to include a mid- to large-cap fund in your portfolio.

Performance Bar Chart and Table. The return information provided in the bar chart and table that follows illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with a broad measure of market performance. Please keep in mind that the Fund's past performance does not necessarily represent how it will perform in the future.
Calendar Year Total Returns
[insert bar chart]	1999 24.99%	2000 (9.51)%

The Fund's calendar year-to-date return through September 30, 2001 was (15.65)%

Best and Worst Quarterly Performance
(During the periods shown above)
Best quarter return 26.97% (4th quarter, 1998)	Worst quarter return (17.51)% (3rd quarter, 2001)

Average Annual Total Returns
(For the calendar year ended December 31, 2000)
Fund/Index Fund S&P 500(1)	One Year (9.51)% (9.09)%	Since Inception (3/18/98) 7.76% 8.65%
(1)

The S&P 500 is an unmanaged index that contains securities typically representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	NONE(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees Distribution (12b-1) Fees Other Expenses Total Annual Fund Operating Expenses Fee Waiver/Reimbursement(3) Net Expenses	0.80% NONE 0.74% 1.54% === 0.74% 0.80% ===

(1)	The Fund will charge a service fee of $15 for redemptions effected via wire transfer, and $25 for checks that do not clear.
(2)	Stated as a percentage of the Fund's average daily net assets.
(3)

Pursuant to an expense cap agreement most recently amended October 26, 2001, between the Fund's adviser, Frontegra Asset Management, Inc. ("Frontegra") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.80% of the Fund's average daily net assets. The expense cap agreement will terminate on December 31, 2002 unless extended by Frontegra and the Fund. "Other expenses" are presented before any waivers or reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement, which will terminate on December 31, 2002. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year 3 Years 5 Years 10 Years	$ 82 $ 414 $ 769 $1,772

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its total assets in the equity securities of companies with a market capitalization of $1.5 billion or more at the time of the Fund's investment. The Fund will invest at least 80% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's or Fitch, Inc.

As the Fund's subadviser, Northern believes that investors will pay more for a company the higher the earnings growth rate and the longer the growth is expected to continue. Northern conducts bottom-up research to identify and select growth companies that have sustainable competitive advantages. Northern begins that stock selection process by generating a focus list of 200 companies which have a market capitalization greater than $1.5 billion, historical earnings growth greater than the S&P 500 and which have exhibited consistent earnings growth. Northern's analysts then conduct company specific analysis to evaluate a company's near-term growth prospects and determine a five-year earnings growth estimate for each company on the focus list. Northern's analysts then look beyond the five-year time horizon to determine whether the firm's growth is sustainable by determining whether the company has a specific competitive advantage in the marketplace. Utilizing the near term forecasts of growth and the determination of the sustainability of that growth, the analysts can determine a five-year expected return for each company. Stocks in the universe are then ranked by their expected return and portfolio managers construct the Fund's portfolio from the 40-50 most attractive stocks based on expected return, subject to diversification constraints. Stocks are generally held for 12 months. Stocks are sold for any of the following reasons: successful realization of price target; re-evaluation of investment thesis; or identification of more attractive purchase candidates. Northern's portfolio managers meet daily to discuss the portfolio and to determine which securities will be sold based on one or more of these reasons.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY

Common Stocks and Other Equity Securities. The Fund will invest at least 80% of its net assets in common stocks and other equity securities. Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.

Principal Risk: Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

PRIOR PERFORMANCE OF NORTHERN

The following table shows the historical composite performance data for all of Northern's private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the NCM Equity Portfolio (the "Composite"), for the periods indicated. Since its inception on January 1, 1991, through September 30, 2001, the Composite has shown an annual return of approximately 16.20%. The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, and the Investment Company Act of 1940, as amended, respectively. Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal security and tax laws. The Composite's expenses are lower than the Fund's expenses. If the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown. The data is provided to illustrate the past performance of Northern in managing a substantially similar portfolio as measured against the S&P 500 and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or Northern.

Northern's performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. No leveraged positions were used. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. The monthly returns are linked to derive an annual total return. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The investment results of the Composite are Level 1 AIMR compliant. AIMR has not been involved in the preparation or review of this information. The results of the Composite are not intended to predict or suggest the future returns of the Fund.

Northern Capital Management, LLC
NCM Equity Composite Performance History: 1/1/91-9/30/01(1)

Periods Ended 9/30/01	NCM Equity Composite Rate of Return	S&P 500(2)

1 Year	(25.63)%	(26.66)%
3 Years	6.43%	2.01%
5 Years	10.09%	10.20%
From Inception(3)	16.20%	13.69%

(1)	For the Fund's performance, see the return information under "The Frontegra Growth Fund at a Glance."
(2)

The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)	The Composite commenced operations on January 1, 1991.

Average Annualized Return in Percent: 1/1/91-9/30/01
NCM Equity Composite Performance S&P 500	16.20% 13.69%

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods from March 18, 1998 (commencement of operations) to June 30, 2001. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.
	Year Ended June 30, 2001	Year Ended June 30, 2000	Eight Months Ended June 30, 1999(2)	March 18, 1998(1) to October 31, 1998

Net asset value, beginning of period	$13.69	$11.93	$9.29	$10.00

Income (loss) from investment operations:
Net investment income	0.02	-(6)	0.01	0.01
Net realized and unrealized gains (losses) on investments	(1.20)	1.82	2.64	(0.72)
Total income (loss) from investment operations	(1.18)	1.82	2.65	(0.71)

Less distributions paid:
From net investment income	-(6)	(0.01)	(0.01)	-
From net realized gain on investments	(0.24)	(0.05)	-	-

Total distributions paid	(0.24)	(0.06)	(0.01)	-

Net asset value, end of period	$12.27 =====	$13.69 =====	$11.93 =====	$9.29 =====

Total return(3)	(8.55)%	15.33%	28.58%	(7.10)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$16,936	$16,258	$4,619	$2,343
Ratio of expenses to average net assets(4)(5)	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets(4)(5)	0.19%	0.05%	0.16%	0.28%
Portfolio turnover rate(3)	219%	213%	106%	67%

(1)	Commencement of operations.
(2)	Effective June 30, 1999, the Company changed its fiscal year-end from October 31 to June 30.
(3)	Not annualized for periods less than a full year.
(4)

Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.54%, 1.89%, 4.52% and 9.23% and the ratio of net investment income (loss) to average net assets would have been (0.55)%, (1.04)%, (3.56)% and (8.15)% for the periods ended June 30, 2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.

(5)	Annualized.
(6)	Less than one cent per share.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998, December 31, 1999 and January 31, 2001 (the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors. Frontegra has entered into a subadvisory agreement with Northern under which Northern serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra. Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement most recently amended October 26, 2001 between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.80% of the Fund's average daily net assets. This expense cap will terminate on December 31, 2002, unless extended by Frontegra and the Fund. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or reimbursed.

Northern. Northern is located at 8018 Excelsior Drive, Suite 300, Madison, Wisconsin 53717. Under the subadvisory agreement, Northern is compensated by Frontegra for its investment advisory services at the annual rate of (i) 0.25% of the Fund's average daily net assets prior to the first date when the Fund's average daily net assets exceed $200 million and (ii) 0.30% of the Fund's average daily net assets on and after the first date when the Fund's average daily net assets exceed $200 million. Northern provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Northern seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Northern serves as investment adviser to pension and profit-sharing plans, institutional investors and private accounts. As of September 30, 2001, Northern had approximately $1.1 billion under management.

Portfolio Managers. The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Northern's portfolio management team. The portfolio management team is managed primarily by Daniel T. Murphy and Brian A. Hellmer. The Fund's overall investment strategy, and portfolio allocation and risk parameters are determined by Northern's Investment Committee, which consists of Stephen L. Hawk, Mr. Murphy and Mr. Hellmer. Mr. Hawk, Chairman of Northern, has been with the firm since March 1983; Mr. Murphy, the President, Chief Investment Officer, Portfolio Manager and a Director of Northern, joined the firm in March 1995 and was a Senior Investment Analyst at Brinson Partners, Inc. from December 1989 to March 1995; and Mr. Hellmer, Senior Vice President and Director of Research of Northern, joined the firm in April 1996 and was an Investment Officer of Fleet Investment Advisors from July 1989 to April 1996. The portfolio management team reviews and approves the analyst's recommendations and makes the final buy and sell decisions. The Fund's portfolio is reviewed on a weekly basis by the Investment Committee.

Custodian, Transfer Agent and Administrator. Firstar Bank, N.A. acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC serves as the transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator. Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC are affiliated entities.

YOUR ACCOUNT

How to Purchase Shares. Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

The Fund's minimum initial investment is $10,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $10,000. You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to decline an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

Firstar Bank, N.A.
ABA Number 042000013
For credit to Firstar Mutual Fund Services, LLC
Account Number 112-952-137
For further credit to Frontegra Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)
(identify Frontegra Growth Fund)

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000. You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares. You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected for up to 12 days. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption. To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $15 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees. Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination. Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

EXCHANGE PRIVILEGE

You may exchange your shares in the Fund for shares in any other Frontegra Fund at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

TAX-SHELTERED RETIREMENT PLANS

The Company offers through its custodian, Firstar Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

The Fund will usually distribute dividends and capital gains at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

DIRECTORS

William D. Forsyth III
Thomas J. Holmberg, Jr.
David L. Heald

OFFICERS

William D. Forsyth III
Thomas J. Holmberg, Jr.

INVESTMENT ADVISER

Frontegra Asset Management, Inc.
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

SUB-ADVISER

Northern Capital Management, LLC
8018 Excelsior Drive, Suite 300
Madison, Wisconsin 53717

CUSTODIAN

Firstar Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AGENT

Firstar Mutual Fund Services, LLC
For overnight deliveries, use:
Frontegra Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

For regular mail deliveries, use:
Frontegra Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

AUDITORS

Ernst & Young LLP
Sears Tower
233 South Wacker Drive
Chicago, Illinois 60606-6301

LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Additional information regarding the Company and the Fund is included in the Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. Further information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may receive the Fund's SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed below or by calling, toll-free, 1-888-825-2100.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company's 1940 Act File Number is 811-7685.